UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	October 25, 2016

SOUTHERN CALIFORNIA GAS COMPANY
(Exact name of registrant as specified in its charter)

CALIFORNIA	1-01402	95-1240705
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 WEST FIFTH STREET, LOS ANGELES, CALIFORNIA	90013
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(213) 244-1200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendments to Bylaws

On October 25, 2016, the Board of Directors of Southern California Gas Company (the “Company”) adopted and approved amended Bylaws of the Company (the “Bylaws”). The Bylaws were amended to, among other things:

▪	reduce the number of officers the Company is required to have and clarify that the chairman is not required to be an officer of the Company (Article II);

▪	eliminate the one-year term for officers and expressly confirm that officers serve at the pleasure of the board of directors (Article II);

▪	update the duties and authority of certain officers of the Company (Article II);

▪	provide the board of directors, the chairman, the chief executive officer and the president with the authority to bring business before an annual meeting of shareholders (Article V);

▪
expand advance notice disclosure requirements for shareholders proposing business or nominating directors to include additional information regarding the proposing shareholder’s and its nominee’s, if applicable, interests in the proposed business or nomination, in order to assist the Company and its shareholders in their evaluation of the proposal or nomination (Article V);

▪
expressly provide the presiding officer at shareholders meetings with the authority to determine whether business is properly and timely brought before the meeting, to determine the order of business at the meeting and to regulate the conduct of the meeting (Article V); and

▪
implement certain changes and clarifications to the indemnification provisions of the Bylaws, including continuing the mandatory indemnification of the Company’s officers and directors, making indemnification of employees and agents of the Company permissive rather than mandatory, continuing permissive advancement of expenses to the Company’s employees and agents, making advancement of expenses to the officers and directors of the Company mandatory rather than permissive, and expressly providing that the rights of the Company’s officers and directors to mandatory indemnification and advancement of expenses are deemed to be contractual rights (Article VII).

The foregoing descriptions of the Bylaws are qualified in their entirety by reference to the Bylaws of Southern California Gas Company (as amended through October 25, 2016), which are filed as Exhibit 3.1 of this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
3.1        Bylaws of Southern California Gas Company (as amended through October 25, 2016).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN CALIFORNIA GAS COMPANY,
(Registrant)

October 26, 2016	By: /s/ Bruce A. Folkmann
Bruce A. Folkmann Vice President, Controller, Chief Financial Officer and Chief Accounting Officer

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